UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report: December 17, 2007
Washington Mutual, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-14667	91-1653725
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

1301 Second Ave
Seattle, Washington 98101	98101
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (206) 461-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.
     On December 17, 2007, Washington Mutual, Inc., a Washington corporation (the “Company”), issued 3,000,000 shares of its 7.75% Series R Non-Cumulative Perpetual Convertible Preferred Stock, no par value and with a liquidation preference of $1,000 per share (the “Series R Preferred Stock”), the terms of which are more fully described in the Articles of Amendment of the Company (the “Articles of Amendment”) filed with the Secretary of State of the State of Washington designating the preferences, limitations, voting powers and relative rights of the Series R Preferred Stock.
     The holders of the Series R Preferred Stock have preferential dividend and liquidation rights over the holders of the Company’s common stock. Further, the Company’s ability to declare or pay dividends on, or to redeem, purchase or acquire its common stock or any capital stock ranking junior to the Series R Preferred Stock became subject to certain restrictions in the event that the Company does not declare dividends on the Series R Preferred Stock during any dividend period. The applicable restrictions are contained in the Articles of Amendment.
     A copy of the Articles of Amendment and the form of certificate representing the Series R Preferred Stock are attached as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On December 17, 2007, the Company filed Articles of Amendment with the Secretary of State of the State of Washington for the purpose of amending its Articles of Incorporation to establish the preferences, limitations, voting powers and relative rights of the Series R Preferred Stock. The Articles of Amendment became effective with the Secretary of State of the State of Washington upon filing on December 17, 2007.
     A copy of the Articles of Amendment and the form of certificate representing the Series R Preferred Stock are attached as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated by reference herein.

Item 8.01	Other Events.
     On December 17, 2007, the Company completed the issuance and sale of 3,000,000 shares of its Series R Preferred Stock pursuant to an Underwriting Agreement (the “Underwriting Agreement”) dated December 11, 2007 among the Company and Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named in Schedule A therein. The sale of the shares of Series R Preferred Stock was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-130929) filed with the Securities and Exchange Commission.
     A copy of the Underwriting Agreement is attached as Exhibit 1.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d) The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description

1.1
Underwriting Agreement dated December 11, 2007 among the Company and Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named in Schedule A therein.

4.1
Articles of Amendment of the Company filed on December 17, 2007 with the Secretary of State of the State of Washington designating the preferences, limitations, voting powers and relative rights of the Series R Preferred Stock incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A, filed on December 17, 2007.

4.2	Form of certificate representing the Series R Preferred Stock (included in Exhibit 4.1 hereto).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2007	Washington Mutual, Inc.
	By:	/s/ Robert J. Williams
	Name:	Robert J. Williams
	Title:	Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit

1.1
Underwriting Agreement dated December 11, 2007 among the Company and Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named in Schedule A therein.

4.1
Articles of Amendment of the Company filed on December 17, 2007 with the Secretary of State of the State of Washington designating the preferences, limitations, voting powers and relative rights of the Series R Preferred Stock incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A, filed on December 17, 2007.

4.2	Form of certificate representing the Series R Preferred Stock (included in Exhibit 4.1 hereto).